UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of registrant as specified in its charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 30, 2022, DIRTT Environmental Solutions Ltd. (the “Company”) issued 638,996 common shares of the Company (“Common Shares”) to 726 BC LLC and 726 BF LLC (together, “726”), in a private placement simultaneous with the Private Placement (as defined below), at a deemed per share price equal to the Subscription Price (as defined below), as reimbursement for the costs incurred by 726 in connection with the Company’s contested director elections in 2022. The Company and 726 executed a Release, dated November 30, 2022 (the “Release”), which released and discharged the Company from any claims for legal fees or other expenses incurred by 726 in connection with the Company’s contested director elections in 2022.

As of the date hereof, 726 beneficially owns more than 10% of the Company’s issued and outstanding Common Shares. Shaun Noll is a director of the Company and also serves as the Chief Investment Officer and President of both 726 BC LLC and 726 BF LLC.

The foregoing is qualified in its entirety by reference to the full text of the Release, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 8.01	Other Events.

On November 30, 2022, the Company closed the previously announced private placement of Common Shares to certain insiders of the Company at a subscription price of $0.32 per Common Share (the “Subscription Price”) for aggregate gross proceeds of approximately $2.8 million (the “Private Placement”), which includes the issuance of shares to 726 relating to the Release as discussed above. The Company intends to use the net proceeds of the Private Placement to provide additional liquidity as the Company works to complete its strategic initiatives.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

10.1	Release, dated November 30, 2022, by and among DIRTT Environmental Solutions Ltd., 726 BC LLC and 726 BF LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2022

DIRTT Environmental Solutions Ltd.

By:	/s/ Nandini Somayaji
Nandini Somayaji
Senior Vice President, Talent
General Counsel and Corporate Secretary

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